       front cover

Annual Report     March 31, 1997


PIMCO


INTERNATIONAL BOND FUND

CHAIRMAN'S MESSAGE

Dear Client:

The International Bond Fund's fiscal year, encompassing the latter nine months of 1996 and the first quarter of 1997, was marked by strong returns for foreign bond investors. While domestic bond yields rose in response to persistent inflation fears, many foreign bond markets surged higher in response to continued high unemployment, sluggish economic growth and little evidence of inflation.

The  contrast  was  telling in two areas that impacted the
Fund's  fiscal  year performance.   First, while the Federal
Reserve did not formally  increase  U.S. short-term
interest rates until March, intermittent market expectations of an eventual tightening kept 10-year rates on a see-saw with yields rising and falling, eventually finishing 57
basis points higher for the  period.   At  the same time,
persistent high unemployment in many countries and a near absence of inflationary pressures allowed 10-year rates to move lower in most foreign markets, with declines ranging from 53 basis points in Germany to 250 basis points in Spain. The other factor benefiting fund investors was a strengthening U.S. dollar which, when coupled with relatively high U.S. short-term rates, favored the Fund's strategy of hedging most foreign currency exposure into increasingly valuable dollars.

The Fund's fiscal year return of 15.86% solidly bested both the Lehman Brothers Government/Corporate Bond Index and the Salomon World Government Bond Index (Hedged), which posted 4.46% and 11.73% increases, respectively. Shown below is a summary of the Fund's total return investment performance compared to these Indices over various time periods.
Performance of the Fund is net of fees and reflects the reinvestment of dividends.

Annualized Returns Ended 3/31/97

                                                                   Since
                                                                 Inception
                                  1 Yr.       3 Yr.      5 Yr.    (12/89)

International Bond Fund (%)       15.86       9.59       9.18       9.19

Salomon World Gov't
Bond Index (%)                    11.73      10.11       9.30       8.45

Lehman Gov't/Corp. Index (%)       4.46       6.61       7.32       8.13

Cumulative Returns from Inception through March 31, 1997

[Graph Appears Here]

                International      Salomon World Gov't       Lehman Gov't/
Month             Bond Fund            Bond Index             Corp. Index

12/31/89        $ 5,000,000          $ 5,000,000             $ 5,000,000
03/31/90          4,924,925            4,825,552               4,942,765
03/31/91          5,493,971            5,345,843               5,560,124
03/31/92          6,096,592            5,775,221               6,192,932
03/31/93          6,743,338            6,366,030               7,078,462
03/31/94          7,184,356            6,746,420               7,274,950
03/31/95          7,092,879            7,113,491               7,607,691
03/31/96          8,162,452            8,061,039               8,438,875
03/31/97          9,456,645            9,006,922               8,815,181

The  line  graph above assumes the investment of
$5,000,000 on 1/1/90,  the first  full  month following
the Fund's inception on 12/13/89, compared  to the
Salomon Brothers World Government Bond Index (Currency
Hedged) and the Lehman  Brothers Government/Corporate Bond
Index, each an unmanaged  market index.   Foreign
investing  involves potentially  higher  risks  including
foreign currency fluctuations and political or economic
uncertainty.   Past performance is not an indication of
future results.

PIMCO continues to believe that investment discretion, including the ability to allocate opportunistically to foreign bonds is a valuable portfolio management tool. We were pleased to be able to boost your investment return over the past year by utilizing the Fund as an efficient means of gaining diversified foreign market exposure.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
May 16, 1997

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                       $   2,226,782
Cash and foreign currency                                           3,591
Receivable for investments and foreign currency sold              183,021
Variation margin receivable                                            36
Interest receivable                                                36,549
                                                                2,449,979
Liabilities:

Payable for investments and foreign currency purchased          1,491,528
Accrued investment adviser's fee                                      208
Accrued administrator's fee                                           208
Variation margin payable                                               65
Other accrued expenses and liabilities                                 20
                                                                1,492,029

Net Assets                                                   $    957,950

Net Assets Consist of:

Paid in capital                                              $    932,438
Undistributed net investment income                                54,413
Accumulated net realized loss                                     (30,051)
Net unrealized appreciation                                         1,150
                                                             $    957,950

Shares Issued  and Outstanding                                    123,009

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)                           $       7.79

Cost of Investments Owned                                       2,253,781

Cost of Foreign Currency Held                                       3,590

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the year ended March 31, 1997

$ in thousands

Investment Income:

Interest                                                   $   85,745

Expenses:

Investment advisory fees                                        2,810
Administration fees                                             2,810
Trustees' fees                                                      3
    Total expenses                                              5,623

Net Investment Income                                          80,122

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                               71,074
Net realized gain on futures contracts and written options      9,316
Net realized gain on foreign currency transactions             21,747
Net change in unrealized depreciation on investments           (7,748)
Net change in unrealized depreciation on futures
  contracts and written options                                (1,500)
Net change in unrealized depreciation on translation of
  assets and liabilities denominated in foreign currencies    (14,410)
Net Gain                                                       78,479

Net Increase in Assets Resulting from Operations           $  158,601

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

$ in thousands


                                              Year ended         Year ended
                                            March 31, 1997     March 31, 1996

Increase (Decrease) in Net Assets from:

Operations

Net investment income                         $   80,122        $  112,642
Net realized gain                                102,137           114,220
Net change in unrealized appreciation
  (depreciation)                                 (23,658)           24,171
Net increase resulting from operations           158,601           251,033

Distributions to Shareholders

From net investment income                       (53,658)         (112,598)
In excess of net investment income                     0           (36,556)
From net realized capital gains                  (96,847)                0
Total distributions                             (150,505)         (149,154)

Fund Share Transactions

Receipts for shares sold                         282,531         2,594,823
Issued as reinvestment of distributions          147,963           144,179
Cost of shares redeemed                       (1,752,580)         (614,891)
Net increase (decrease) resulting from
  Fund share transactions                     (1,322,086)        2,124,111

Total Increase (Decrease) in Net Assets     $ (1,313,990)      $ 2,225,990

Net Assets

Beginning of period                         $  2,271,940       $    45,950
End of period *                                  957,950         2,271,940

* Including undistributed net investment
  income of:                                $     54,413       $    27,949

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the year ended March 31, 1997

$ in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares                                           $      282,531
Redemptions of Fund shares                                         (1,752,580)
Cash distributions paid                                                (2,541)
Net proceeds from financing transactions                              543,690
Net decrease from financing activities                               (928,900)

Operating Activities

Purchases of long-term securities and foreign currency            (19,584,981)
Proceeds from sales of long-term securities and foreign
  currency                                                         20,024,887
Purchases of short-term securities (net)                              213,306
Net investment income                                                  80,122
Change in other receivables/payables (net)                            196,716
Net increase from operating activities                                930,050

Net Increase in Cash and Foreign Currency                               1,150

Cash and Foreign Currency

Beginning of period                                                     2,441
End of period                                                     $     3,591

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Per Share Data
for the Year Ended:           3/31/97  3/31/96  3/31/95  3/31/94  3/31/93

Net asset value beginning of
  period                      $  8.04  $  7.44  $  9.93  $ 10.53  $ 10.02

Net investment income            0.84     0.63     2.18     0.47     0.62

Net realized and unrealized
  gain (loss)                    0.42     0.49    (2.41)    0.24     0.42

Total income (loss) from
  investment operations          1.26     1.12    (0.23)    0.71     1.04

Dividends from net investment
  income                        (0.50)   (0.39)   (2.26)   (0.96)   (0.48)

Dividends in excess of net
  investment income              0.00    (0.13)    0.00     0.00     0.00

Distributions from net realized
  capital gains                 (1.01)    0.00     0.00    (0.35)   (0.05)

Total distributions             (1.51)   (0.52)   (2.26)   (1.31)   (0.53)

Net asset value end of
  period                       $ 7.79   $ 8.04   $ 7.44   $ 9.93  $ 10.53

Total return (%)                15.86    15.08    (1.27)    6.54    10.61

Net assets end of
  period (000's)         $ 957,950 $2,271,940 $  45,950 $2,296,978 $2,589,677

Ratio of expenses to
  average net assets (%)         0.50     0.50     0.43     0.43     0.46

Ratio of net investment
  income to average net
  assets (%)                     7.17     6.09     5.90     5.51     6.67

Portfolio turnover rate (%)       875    1,046      674      370      301

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 1997

                                              Principal
                                              Amount             Value
                                              (000's)            (000's)


Argentina (c)(e) - 1.6%

Republic of Argentina
     3.576% due 04/01/01 (d)               $     11,052     $      9,802
     3.576% due 09/01/02 (d)                      7,221            5,672
Total Argentina                                                   15,474
(Cost $13,098)

Australia (c)(e) - 23.6%

Commonwealth of Australia
     13.000% due 07/15/00                 A$    115,300          105,672
     9.500% due 08/15/03                         14,400           12,268
     10.000% due 02/15/06                       120,900          106,939
Western Australian Treasury Corp.
     5.420% due 06/20/97                   $      1,400            1,383
Total Australia                                                  226,262
(Cost $229,193)

Canada (c)(e) - 87.8%

Canadian Wheat Board
     5.600% due 04/04/97                         35,000           34,984
Commonwealth of Canada
     5.370% due 04/09/97                         48,000           47,943
     6.500% due 09/01/98                 C$     161,300          119,548
     8.000% due 11/01/98                         79,160           60,032
     5.500% due 02/01/00                        331,000          240,083
     8.500% due 03/01/00                        378,220          295,820
     9.000% due 12/01/04                         19,820           16,403
     4.250% due 12/01/26 (h)                     35,880           25,672
Province of British Columbia
     5.500% due 04/23/97                  $       1,000              997
Total Canada                                                     841,482
(Cost $854,658)

Czech Republic (e) - 2.0%

Bayerische Landesbank
     11.500% due 10/09/97                CK     570,000           19,509
Total Czech Republic                                              19,509
(Cost $21,193)

Finland (c)(e) - 6.1%

Merita
     6.375% due 04/28/03 (d)              $       6,000            6,000
     5.925% due 09/11/03 (d)                     31,500           31,323


                                              Principal
                                                 Amount            Value
                                                (000's)          (000's)


Republic of Finland
     3.490% due 03/13/98                 FM      71,000           13,763
     7.250% due 04/18/06                         36,000            7,668
Total Finland                                                     58,754
(Cost $58,623)

Greece (c)(e) - 0.2%

Republic of Greece
     14.800% due 05/19/03 (d)            GD     500,000            1,957
Total Greece                                                       1,957
(Cost $1,959)

Italy (c)(e) - 0.0%

Republic of Italy
     5.250% due 01/01/00                 IL     270,000              156
     8.313% due 01/01/05                        140,000               90
Total Italy                                                          246
(Cost $254)

Japan (c)(e) - 0.7%

Government of Japan
     6.400% due 03/20/00                 JY     680,000            6,371
     4.100% due 12/22/03                         55,000              503
Total Japan                                                        6,874
(Cost $6,809)

Netherlands (c)(e) - 1.1%

Kingdom of Netherlands
     6.250% due 07/15/98                 DG      19,600           10,771
Total Netherlands                                                 10,771
(Cost $11,449)

New Zealand (c)(e) - 17.5%

Commonwealth of New Zealand
     6.500% due 02/15/00                 N$      66,900           44,897
     10.000% due 03/15/02                        67,900           51,093
     8.000% due 04/15/04                         47,350           32,930
     8.000% due 11/15/06                         55,750           38,888
Total New Zealand                                                167,808
(Cost $167,338)


                                              Principal
                                                 Amount            Value
                                                (000's)          (000's)


Supranational (e) - 1.3%

European Bank for Reconstruction & Development
      9.000% due 04/22/98                PP     183,000            6,941
World Bank
     10.250% due 04/11/02                       155,000            5,879
Total Supranational                                               12,820
(Cost $12,840)

Sweden (c)(e) - 24.8%

Kingdom of Sweden
      11.000% due 01/21/99               SK   1,408,400          205,376
      10.250% due 05/05/00                      207,700           31,068
Total Sweden                                                     236,444
(Cost $242,520)

United States - 27.8%

Corporate Bonds & Notes - 9.8%

Champion Home Equity Loan Trust
      8.429% due 02/25/28 (d)             $       8,777            8,928

Ford Motor Credit Corp.
      5.960% due 03/23/99 (d)                    12,500           12,490

Pacific Southwest Bank
      6.060% due 06/17/02 (d)                     7,651            7,648

Salomon, Inc.
      3.650% due 02/14/02 (h)                    58,000           56,605

TCI Communications, Inc.
      6.218% due 04/01/02 (d)                     7,200            7,102
                                                                  92,773

Mortgage-Backed Securities - 17.6%

Federal Home Loan Mortgage Corp.
      6.092% due 04/01/20-06/01/30 (d)(f)        12,502           12,339
      6.094% due 02/01/20 (d)                     3,049            3,015
      7.300% due 06/01/22 (d)                     4,455            4,645
      7.928% due 08/01/22 (d)                     3,008            3,129
Federal National Mortgage Assn.
      7.238% due 05/01/22 (d)                     9,238            9,564
      7.584% due 01/01/23 (d)                     3,973            4,121
      7.625% due 01/01/23 (d)                     4,633            4,814
      7.686% due 08/01/23 (d)                     3,613            3,762
      7.825% due 07/01/21 (d)                     2,393            2,505
      7.942% due 11/01/22 (d)                     3,030            3,159
      7.967% due 02/01/23 (d)                     6,231            6,535


                                              Principal
                                                 Amount           Value
                                                (000's)         (000's)

Government National Mortgage Assn.
      6.000% due 11/20/26                $       15,104      $    15,127
      6.500% due 10/20/26-12/20/26 (f)           14,717           14,878
      6.875% due 10/20/23 (d)                     3,862            3,941
      7.125% due 07/20/22-05/20/25 (d)(f)        41,526           42,479
Resolution Trust Corp.
      6.639% due 06/25/21 (d)                     3,535            3,430
Ryland Acceptance Corp.
      7.837% due 09/25/23 (d)                    31,018           31,512
                                                                 168,955
Asset-Backed Securities - 0.4%

Student Loan Marketing Assn.
      6.011% due 10/25/07 (d)                     3,500            3,500
Total United States                                              265,228
(Cost $265,247)

Purchased OTC Call Options (c)(e) - 8.8%

Commonwealth of Australia
     13.000% due 07/15/00 (g)
     Strike @ 105.16 Exp. 06/27/97        A$    115,300           8,993
Commonwealth of Canada
     6.500% due 09/01/98 (g)
     Strike @ 92.27 Exp. 04/16/97         C$    160,000          11,162
     8.000% due 11/01/98 (g)
     Strike @ 95.10 Exp. 04/16/97                65,500           4,609
     8.000% due 11/01/98 (g)
     Strike @ 95.05 Exp. 04/24/97                31,000           2,174
     5.500% due 02/01/00 (g)
     Strike @ 90.44 Exp. 06/20/97               224,000          15,147
     5.500% due 02/01/00 (g)
     Strike @ 90.31 Exp. 06/24/97               107,000           7,325
     8.500% due 03/01/00 (g)
     Strike @ 95.71 Exp. 06/25/97               378,200          30,844
Government of Japan
     6.400% due 03/20/00 (g)
     Strike @ 99.06 Exp. 06/25/97         JY    680,000             841
Kingdom of Sweden
     11.000% due 01/21/99 (g)
     Strike @ 100.92 Exp. 04/17/97        SK    140,000           1,675
     11.000% due 01/21/99 (g)
     Strike @ 100.94 Exp. 04/21/97               37,600             448
     10.250% due 05/05/00 (g)
     Strike @ 91.96 Exp. 06/27/97                40,000           1,042
Total Purchased OTC Call Options                                 84,259
     (Cost $89,695)

                                              Principal
                                                 Amount         Value
                                                (000's)       (000's)


Short-Term Instruments - 29.1%

Discount Notes - 28.5%

E.I. Du Pont de Nemours
     5.370% due 04/28/97                   $     30,000    $    29,879
     5.370% due 04/29/97                         15,700         15,634
Ford Motor Credit Corp.
     5.550% due 05/05/97                         36,000         35,811
General Electric Capital Corp.
     5.480% due 04/25/97                         48,000         47,825
General Motors Acceptance Corp.
     5.550% due 05/07/97                         45,400         45,148
KFW International Finance, Inc.
     5.500% due 04/04/97                          5,000          4,998
     5.540% due 04/23/97                          9,600          9,567
National Rural Utilities Cooperative
     5.400% due 05/23/97                         41,300         40,978
New Center Asset Trust
     5.520% due 04/25/97                          3,100          3,089
     5.570% due 06/24/97                         22,100         21,807
Pitney Bowes Credit Corp.
     5.550% due 06/26/97                         18,300         18,053
                                                               272,789
Repurchase Agreement - 0.2%

State Street Bank
     5.000% due 04/01/97                          2,367          2,367
     (Dated 03/31/97. Collateralized by
     U.S. Treasury Note 5.125% 02/28/98
     valued at $2,419,228. Repurchase
     proceeds are $2,367,329.)

U.S. Treasury Bills - 0.4%
     5.080% due 06/26/97-7/03/97 (b)(f)           3,785          3,738
Total Short-Term Instruments                                   278,894
(Cost $278,905)

Total Investments (a) - 232.4%                               2,226,782
(Cost $2,253,781)

Other Assets and Liabilities (Net) - (132.4%)               (1,268,832)

Net Assets - 100.0%                                     $      957,950

[CAPTION]

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost.                                           $   8,199

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value.                                                (45,682)

    Unrealized depreciation - net                            $ (37,483)

(b) Securities with an aggregate market value of $3,738 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:


                                                                  Unrealized
Type                                                Contracts    Depreciation

Commonwealth of Australia 3 Year Note (06/97)          815       $    (75)
U.S. Treasury 10 Year Note (06/97)                     454           (596)
U.S. Treasury 30 Year Bond (06/97)                     236           (391)
                                                                 $ (1,062)

(c) Foreign forward currency contracts outstanding at March 31, 1997:

                            Principal
                               Amount                           Unrealized
                           Covered by          Expiration      Appreciation/
Type                         Contract            Month        (Depreciation)
Sell               A$           8,018            04/97          $     (58)
Sell                            9,256            06/97                (87)
Buy                AP          10,450            10/97                450
Buy                BF           1,400            06/97                  0
Sell               BP             154            04/97                  4
Buy                C$         150,931            04/97               (659)
Sell                          172,568            04/97              4,250
Buy                            59,765            05/97               (579)

                            Principal
                               Amount                             Unrealized
                           Covered by         Expiration       Appreciation/
Type                         Contract            Month        (Depreciation)


Sell               C$          59,765            05/97           $  1,343
Buy                           361,542            06/97             (1,474)
Sell                          370,574            06/97              4,629
Sell                           97,259            03/98              1,054
Buy                DG          63,057            04/97               (954)
Sell                           72,741            04/97              1,026
Buy                DK         147,664            04/97                 16
Sell                          161,276            04/97              1,326
Buy                DM          85,333            04/97             (2,818)
Sell                           38,845            04/97              3,271
Sell                           10,476            06/97                (44)
Sell                           44,425            07/97               (165)
Sell               EC           1,905            07/97                  5
Sell               FF             169            07/97                 (1)
Buy                FM              99            04/97                  0
Buy                GD         587,377            04/97                 (6)
Buy                IL          11,537            04/97                 (1)
Sell                              409            04/97                  0
Buy                IR      20,612,900            06/97                 15
Sell               JY       1,703,808            04/97              1,031
Buy                         1,700,865            05/97                  7
Buy                MP          77,500            06/97                506
Buy                N$          50,940            05/97                 (6)
Sell                          219,465            05/97              1,861
Buy                            11,065            06/97                  9
Sell                           45,758            06/97                (56)
Sell               SF          29,500            04/97              1,213
Sell                           53,980            05/97                239
Buy                SK         206,440            04/97             (2,249)
Sell                           18,700            04/97                218
Sell                          184,053            05/97                522
Buy                SP       3,701,716            04/97             (1,747)
Sell                        2,856,641            04/97                625
Buy                         4,357,641            05/97               (230)
Buy                         1,777,200            06/97                222
                                                              $    12,708

(d) Variable rate security.  The rate
    listed is as of March 31, 1997.

(e) Principal amount denoted in indicated currency:

A$ - Australian Dollar           FM - Finnish Markka
AP - Argentine Peso              GD - Greek Drachma
BF - Belgian Franc               IL - Italian Lira
BP - British Pound               IR - Indonesian Rupiah
C$ - Canadian Dollar             JY -  Japanese Yen
CK - Czech Koruna                MP - Mexican Peso
DG - Dutch Guilder               N$ - New Zealand Dollar
DK - Danish Krone                PP - Philippines Peso
DM - German Mark                 SF - Swiss Franc
EC - European Currency Unit      SK - Swedish Krona
FF - French Franc                SP - Spanish Peseta

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Security is subject to outstanding forward sale commitment.

(h) Principal amount of the security is adjusted for inflation.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 1997

1. Significant Accounting Policies

The International Bond Fund (the "Fund") is a series of the PIMCO Funds (the "Trust"). The Trust was organized under the laws of the Commonwealth of Massachusetts on February 19, 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies followed in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available
are stated   at  market  value. Market value is determined on the
basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Financing   Transactions.   The  Fund  may  enter  into  financing
transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income to the Fund. If the counter-party to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased is $543,690,491 related to these financing transactions.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

Dividends and Distributions to Shareholders. The Fund declares and distributes dividends representing substantially all net investment
income on  a  quarterly basis.   Any  net  realized capital gains
from the sale of portfolio securities will be distributed no less frequently than once each year. The Fund records distributions to shareholders on the ex-dividend date. Distributions of foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investment relative to the U.S. dollar, are reported to shareholders as ordinary income distributions in accordance with the provisions of the Internal Revenue Code. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

March 31, 1997

Futures and Options. The Fund is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated at which time realized gains and losses are recognized.

Forward Currency Contracts. The Fund is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign country or to shift exposure to foreign currency fluctuations from one country to another. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's accounts, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

The following securities were subject to outstanding forward sale commitments at March 31, 1997 which are covered by purchased call options (amounts in thousands):

                                     Principal
                                       Amount         Value       Proceeds

Commonwealth of Australia    A$       115,300       $ 105,672    $ 104,016
Commonwealth of Canada       C$       965,700         727,653      727,898
Government of Japan          JY       680,000           6,371        6,266
Kingdom of Sweden            SK       217,600          31,881       32,054
                                                    $ 871,577    $ 870,234

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company ("PIMCO") serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

Administration  Fee.   PIMCO also serves  as administrator (the
Administrator), and provides administrative services to the Trust for which it receives a monthly administrative fee based on the Fund's average daily net assets at the annual rate of 0.25%.

Expenses.    The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii)  taxes and governmental fees;  (iii)  brokerage fees and commissions and other portfolio transaction  expenses;
(iv)  the  costs of borrowing money, including interest expenses;
(v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses;
and (vii) expenses,  such  as  organizational  expenses,  which are capitalized  in  accordance  with generally accepted accounting
principles.   Each  unaffiliated Trustee receives an annual retainer
of $45,000,  plus $3,000 for each  Board  of  Trustees meeting
attended, plus reimbursement of related expenses.   In addition,
each  committee chair receives an annual  retainer  of $1,500.   These
expenses are allocated to the Funds of the Trust according to their respective net assets.

Distributor. PIMCO Funds Distribution Company ("PFDCO"), a wholly-owned
subsidiary  of  PIMCO Advisors  L.P.,  serves   as   the distributor of
the Fund's shares.

3. Purchases and Sales of Securities

Purchases   and   sales   of  investment  securities (excluding short-term
instruments) for the Fund for the year ended March 31, 1997 were as follows ($ in thousands):

             Purchases                               Sales

U.S. Government         Other           U.S. Government         Other
 $  167,411         $ 18,478,100          $   617,254        $ 20,198,984

4.  Transactions in Written Call and Put Options were as follows
($ in thousands):


                                        Premiums
Balance at March  31, 1996              $   313
Sales                                         0
Closing buys                                  0
Expirations                                (313)
Exercised                                     0
Balance at March  31, 1997              $     0

March 31, 1997
5.  Shares of Beneficial Interest

The Fund may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (in thousands):

                                   Year ended              Year ended
                                 March 31, 1997          March 31, 1996

Shares sold                         34,437                  335,250
Shares redeemed                   (212,584)                 (76,839)
Shares issued as                    18,752                   17,814
reinvestment of dividends
Net increase (decrease)           (159,395)                 276,225

6.  Federal Income Tax Matters

For the year ended March 31, 1997, the Fund utilized capital loss carryforwards of $19,435,112.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the International Bond Fund
(a portfolio of the PIMCO Funds: Pacific Investment Management Series)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the "Fund") at March 31, 1997, and the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement position. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Kansas City, Missouri
May 27, 1997

[This page left blank intentionally]

       inside back cover

Pacific Investment Mangement Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $91 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $111 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers

     Brent R. Harris Chairman and Trustee
     Guilford C. Babcock Trustee
     Vern O. Curtis Trustee
     Thomas P. Kemp Trustee
     William J. Popejoy Trustee
     R. Wesley Burns President
     Garlin G. Flynn Secretary
     John P. Hardaway Treasurer

Investment Advisor and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California 92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105

Counsel

     Dechert, Price & Rhoads
     1500 K Street N.W.
     Washington, D.C. 20005

Independent Accountants

     Price Waterhouse LLP
     1055 Broadway
     Kansas City, Missouri 64105

       back cover

PIMCO
840 Newport Center Drive, Suite 360
Newport Beach, CA  92660
(800) 927-4648

This report is submitted for the general information of the shareholders of the PIMCO International Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Funds, which contains information covering its investment policies as well other pertinent information.